Provisions for liabilities and charges	12 Months Ended
Dec. 31, 2023
Disclosure of other provisions [abstract]
Provisions for liabilities and charges
21. Provisions for liabilities and charges
The movements in 2023 and 2022 were as follows:

	Employee benefits £m	Property £m	Other £m	Total £m
1 January 2022	140.3	70.6	57.6	268.5
Charged to the income statement	4.3	8.1	2.1	14.5
Acquisitions[1]	—	—	1.3	1.3
Utilised	(32.5)	(12.8)	(4.7)	(50.0)
Released to the income statement	—	(3.2)	(22.2)	(25.4)
Other movements	14.6	(4.8)	3.2	13.0
Exchange adjustments	16.4	4.9	1.4	22.7
31 December 2022	143.1	62.8	38.7	244.6
Charged to the income statement	3.1	64.2	24.9	92.2
Acquisitions[1]	—	—	0.6	0.6
Utilised	(21.8)	(18.7)	(0.7)	(41.2)
Released to the income statement	(2.3)	(4.0)	(8.5)	(14.8)
Other movements	38.1	(2.9)	(0.2)	35.0
Exchange adjustments	(7.4)	(2.7)	(1.8)	(11.9)
31 December 2023	152.8	98.7	53.0	304.5
Note
[1]Acquisitions include £0.6 million (2022: £1.3 million) of provisions arising from fair value adjustments related to the acquisition of subsidiary undertakings as required by IFRS 3 Business Combinations.
Employee benefits relate to statutory or contractual employee entitlements where there is uncertainty over the timing or amount of the settlement. The majority of this provision relates to various employee defined contribution and deferred compensation plans in the USA. It is anticipated that these costs will be incurred when employees choose to take their benefits or depart from the Company.

The property provision balance relates primarily to onerous property contracts and decommissioning where the Group has the obligation to make-good its leased properties. Where the Group has made a decision to exit a leased property, onerous property contract provisions do not include rent in accordance with IFRS 16 Leases, however, do include unavoidable costs related to the lease such as ongoing service charges. Utilisation of the recognised provisions is expected to be incurred in conjunction with the profile of the leases to which they relate.

Other provisions primarily relate to legal provisions as well as various items that do not fall within the Group’s categories of provisions above. The Company and various of its subsidiaries are, from time to time, parties to legal proceedings and claims which arise in the ordinary course of business. The Directors do not anticipate that the outcome of these proceedings and claims will have a material adverse effect on the Group's financial position or on the results of its operations.

Contingent liabilities
The Group operates in a large number of markets with complex tax and legislative regimes that are open to subjective interpretation, and for which tax audits can take several years to resolve. The Group has received a number of demands and assessments from different states in India that have been or will be appealed to the courts, none of which are individually material. However, as permitted by IAS 37, the provision of any further information within this disclosure is expected to seriously prejudice the Group’s position in the dispute, given that appeals are ongoing. The Group believes that we will be successful in our appeals, however any appeal process is intrinsically uncertain.